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                                                                    Exhibit 23.7

                  CONSENT OF DUANE, MORRIS & HECKSCHER, LLP.


     We hereby consent to the filing of our opinion as an exhibit to the Abigail Adams National Bancorp, Inc. Registration Statement on Form S-4, as amended, and to the reference to our firm under the caption "Legal Matters" in the Proxy Statement/Prospectus that forms a part of the Registration Statement.



                                                DUANE, MORRIS & HECKSCHER LLP.

October 7, 1997